ASSETS AND LIABILITIES HELD FOR SALE (Tables)	6 Months Ended
Jun. 30, 2022
ASSETS AND LIABILITIES HELD FOR SALE
Schedule of assets and liabilities classified as held for sale

	As of
	June 30, 2022	December 31, 2021
	RMB	RMB
	Unaudited
Assets classified as held for sale
Cash and cash equivalents	57,033	57,729
Short term investments, available for sale	10,032	—
Accounts receivable, net	2,105	990
Prepaid and other current assets, net	7,355	5,810
Property and equipment, net	47,995	46,252
Land use right, net	1,685	1,685
Intangible assets, net	16,443	16,455
Goodwill	3,803	3,803
Other non-current assets, net	500	—
Total Assets	146,951	132,724

Liabilities classified as held for sale
Deferred revenue	62,831	64,832
Accounts payable	801	1,117
Accrued and other liabilities	7,676	12,000
Income tax payable, current	2,972	643
Deferred tax liabilities, net	4,577	4,569
Total liabilities	78,857	83,161